LONG-TERM DEBT	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
LONG-TERM DEBT

12. LONG-TERM DEBT

The long-term debt of is presented as follows:

	June 30,	December 31,
	2025	2024
	(in thousands)
Loans	$21,543	$10,651
Leases	7,379	7,100
Total outstanding debt	28,922	17,751
Less current portion	(8,242)	(4,635)
Total long-term debt	$20,680	$13,116

The term loans and other financial liabilities are evaluated according to the amortized cost method using the effective interest rate of the loan. The loan issuance costs and premiums are determined at inception and are amortized over the useful life of the loan via the effective interest rate.

Term Loans

The Company maintains term loans with several financial institutions (the “Term Loans”). The Term Loans are unsecured and have fixed monthly payments ranging from approximately $13 to $215, with annual payments ranging from approximately $103 to $332. Interest on the Term Loans range from 5.5% to 9.25% per annum. The Term Loans mature through 2034.

Lease Obligations

The Company owes $7,379 and $7,100 related to its leases as of June 30, 2025 and December 31, 2024, respectively. Lease obligations are payable in monthly installments of principal and interest and are collateralized by the related assets financed. Refer to Note 4 for additional information regarding the Company’s leases.

The scheduled maturities of outstanding debt as of June 30, 2025, are as follows:

(in thousands)
Remainder of 2025	$5,440
2026	6,011
2027	5,531
2028	4,713
2029	2,427
Thereafter	4,800
Total outstanding debt	$28,922